UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2015

CNL Healthcare Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-54685	27-2876363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification no.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

CNL Healthcare Properties, Inc. is a real estate investment trust focused on seniors housing and healthcare properties (the “Company”). The Company has borrowed and intends to continue borrowing money to acquire properties, to make loans and other permitted investments, to fund ongoing enhancements to its portfolio, and to cover periodic shortfalls between distributions paid and cash flows from operating activities.

In December 2014, CHP Partners, LP, the Company’s operating partnership, as sole borrower (the “Borrower”), amended and restated the terms of its then-existing credit agreement (“Credit Agreement”) with KeyBank National Association, as administrative agent (“KeyBank”), and a syndicate of participating lenders by entering into (i) a $230 million senior unsecured revolving line of credit (“Revolving Credit Facility”), and (ii) a $175 million senior unsecured term loan facility (the “First Term Loan). Under the Credit Agreement, as amended and restated, the Company had the ability to increase its borrowings to $700 million.

On November 19, 2015, the Borrower, KeyBank and a syndicate of participating lenders entered into a Term Loan Agreement providing for an additional senior unsecured term loan in the initial total amount of $250 million, with the ability to increase borrowings thereunder to $350 million (the “Second Term Loan,” and collectively with the Revolving Credit Facility and the First Term Loan, the “Facilities”). At closing, the Borrower drew down a total of $260 million under the Second Term Loan. On the same date, the Revolving Credit Facility was expanded to $245 million and the parties entered in an amendment to the Credit Agreement to make conforming changes thereto. With the entry into the Second Term Loan, the Borrower has the ability to increase its aggregate borrowings under the Facilities to $1.05 billion. The Second Term Loan is full recourse to the Borrower and fully guaranteed by the Company, its material subsidiaries, and each owner of an Unencumbered Pool asset (defined below).

As with the borrowings under the Credit Agreement, the Second Term Loan bears interest, at the Borrower’s option, either (i) at the London Interbank Offer Rate (“LIBOR”) plus an applicable margin, or (ii) at an alternative base rate, in either case, based on leverage ratios, as more particularly set forth in the following table:

Second Term Loan Facility
Leverage Ratio	LIBOR Margin	Alternate Base Rate Margin
<40%	1.55%	0.55%
> 40%, but < 45%	1.70%	0.70%
> 45%, but < 50%	1.80%	0.80%
> 50%, but < 55%	1.95%	0.95%
> 55%	2.15%	1.15%

The Borrower is required to make interest only payments on the Second Term Loan until maturity. The Second Term Loan matures on November 19, 2020. The Second Term Loan may be prepaid in whole or in part, at any time, without fees or penalty, subject to reimbursement of the participating lenders’ breakage costs associated with any LIBOR borrowings.

The Second Term Loan and the Credit Agreement, as amended, provide that the Borrower shall maintain a pool of at least 25 unencumbered pool assets (“Unencumbered Pool”) with a minimum pool value, as defined, of $400 million. The Unencumbered Pool is comprised of two pools of properties; one of which consists of otherwise eligible properties (“Pool One”) and another which consists of properties in development which are valued on an “as stabilized” appraised value basis (“Pool Two”). The Unencumbered Assets are subject to various eligibility criteria, including limitations on geographical and asset type concentrations, tenant concentration, value of any single pool asset, and aggregate weighted average remaining lease term, limitations on the size of Pool Two, and weighted average occupancy rates.

The Second Term Loan is subject to the same financial covenants as set forth in the Credit Agreement which are customary for credit facilities of this nature, including a maximum leverage ratio of 60%, and contains customary affirmative, negative, and financial covenants, including without limitation: (i) maximum leverage, (ii) minimum fixed charge coverage ratio, (iii) minimum consolidated net worth, (iv) restrictions on average payments of cash distributions except if required by REIT requirements, (v) maximum secured indebtedness, (vi) minimum unsecured interest coverage, and (vii) limitations on certain types of investments; and with respect to the Unencumbered Pool, minimum debt service coverage ratio, average remaining lease term, as well as property type, MSA, operator, and asset value concentration limits. The limitations on distributions includes a limitation on the extent of allowable distributions, which are not to exceed the greater of 95% of funds from operations, as defined, and the minimum amount of distributions required to maintain the Company’s REIT status.

In connection with the Second Term Loan and the increase in the Revolving Credit Facility, the Company paid customary fees to KeyBank, repaid an interim loan in the amount of $100 million, and paid down $145 million of principal outstanding on the Revolving Credit Facility.

Additionally, coincident to closing on the Second Term Loan, the Borrower purchased a series of interest rate caps (the “Cap Agreements”) in a total notional amount equal to the $260 million amount of the Second Term Loan in order to hedge against the impact that a rise in interest rates will have on interest expense under the loan. The Cap Agreements each have a three year term and a one-month LIBOR strike rate of 1.5%.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Third Amendment to Credit Agreement as of dated November 19, 2015.

10.2	Term Loan Agreement dated as of November 19, 2015.

10.3	Guaranty Agreement dated as of November 19, 2015.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K that are not statements of historical or current fact may constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance in connection with discussions of future operating or financial performance, business strategy and portfolios, projected growth prospects, cash flows, costs and financing needs, legal proceedings, amount and timing of anticipated future distributions, estimated per share net asset value of the Company’s common stock, and/or other matters. The Company’s forward-looking statements are not guarantees of future performance. While the Company’s management believes its forward-looking statements are reasonable, such statements are inherently susceptible to uncertainty and changes in circumstances. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company’s actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors.

For further information regarding risks and uncertainties associated with the Company’s business, and important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the Company’s documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s quarterly reports on Form 10-Q and the Company’s annual report on Form 10-K, copies of which may be obtained from the Company’s website at www.cnlhealthcareproperties.com.

All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this cautionary note. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to, and expressly disclaims any obligation to, publicly release the results of any revisions to its forward-looking statements to reflect new information, changed assumptions, the occurrence of unanticipated subsequent events or circumstances, or changes to future operating results over time, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 2015		CNL HEALTHCARE PROPERTIES, INC. a Maryland Corporation

	By:	/s/ Kevin R. Maddron
Kevin R. Maddron Chief Financial Officer, Treasurer and Chief Operating Officer